Exhibit 1.1
Omrix Biopharmaceuticals, Inc.
[2,250,000] Shares
Common Stock
($0.01 par value per Share)
Underwriting Agreement
[pricing date]

Underwriting Agreement
[pricing date]
UBS Securities LLC
Citigroup Global Markets Inc.
CIBC World Markets Corp.
Rodman & Renshaw, LLC
as Representatives of the several Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
     Ladies and Gentlemen:
     Omrix Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), proposes to issue and sell, and each person or entity (each, a “Selling Stockholder”) identified as a Selling Stockholder in Schedule D annexed hereto, proposes to sell, to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, an aggregate of [2,250,000] shares (the “Firm Shares”) of common stock, $0.01 par value per share (the “Common Stock”), of the Company, of which [1,500,000] Firm Shares are to be issued and sold by the Company and an aggregate of [750,000] Firm Shares are to be sold by the Selling Stockholders. The number of Firm Shares to be sold by each Selling Stockholder is the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule D annexed hereto. In addition, solely for the purpose of covering over-allotments, the Company and Robert Taub, a Selling Stockholder, propose to grant to the Underwriters the option to purchase from the Company and such Selling Stockholder up to an additional [337,500] shares of Common Stock (the “Additional Shares”), of which up to [235,109] Additional Shares are to be issued and sold by the Company and up to [102,391] Additional Shares are to be sold by such Selling Stockholder. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.
     The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-139094) under the Act, including a prospectus, relating to the Shares.
     Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective

Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act and deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.
     The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses relating to the Shares. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.
     Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares.
     “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B-1 attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Shares contemplated hereby listed on Schedule B-2 attached hereto (each such road show, a “Road Show”).
     “Disclosure Package,” as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.
     As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
     The Company, each of the Selling Stockholders and the Underwriters agree as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and [each of] the Selling Stockholder[s] agrees to sell, in each case severally and not jointly, to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, the respective number of Firm Shares (subject to such adjustment as UBS Securities LLC (“UBS”) and Citigroup Global Markets Inc. (“Citigroup”) may determine to avoid fractional shares) which bears the same proportion to the total number of Firm Shares to be sold by the Company or by such Selling Stockholder, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 11 hereof, bears to

the total number of Firm Shares, in each case at a purchase price of $[    ] per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.
     In addition, the Company and Robert Taub, a Selling Stockholder, in each case severally and not jointly, hereby grant to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company and such Selling Stockholder, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders for the Firm Shares. The Over-Allotment Option may be exercised by UBS and Citigroup on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and Robert Taub. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as UBS and Citigroup may determine to eliminate fractional shares), subject to adjustment in accordance with Section 11 hereof. Upon any exercise of the Over-Allotment Option, the number of Additional Shares to be purchased from the Company shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as [235,109] bears to [337,500], and the number of Additional Shares to be purchased from Robert Taub shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Additional Shares set forth opposite the name of such Selling Stockholder in Schedule D annexed hereto bears to [337,500], subject, in each case, to such adjustment as UBS and Citigroup may determine solely to eliminate fractional shares.
     [Pursuant to powers of attorney (the “Powers of Attorney”) granted by each Selling Stockholder (which Powers of Attorney shall be satisfactory to UBS and Citigroup), [___] and [___] shall act as representatives of the Selling Stockholders. Each of the foregoing representatives (collectively, the “Representatives of the Selling Stockholders”) is authorized, on behalf of each Selling Stockholder, among other things, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by such Selling

Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by such Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to such Selling Stockholder, to receive notices on behalf of such Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.]
     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and to each Selling Stockholder by Federal Funds wire transfer against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [closing date] (unless another time shall be agreed to by you and the Company and any Representative of the Selling Stockholders or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.
     Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.
     Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP at 1301 Avenue of the Americas, New York, New York 10019, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.
     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
     (a) the Registration Statement has been declared effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;
     (b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus, together with the then most recent Preliminary Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;
     (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Preliminary Prospectus dated [    ] is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company;
     (d) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options, warrants and convertible promissory notes disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; no further approval or authority of the stockholders or the Board of Directors of the Company are required for the issuance and sale of the Shares; and the second amended and restated certificate of incorporation of the Company and the second amended and restated bylaws of the Company, each in the form filed as an exhibit to the Registration Statement, have been heretofore duly authorized and approved in accordance with the Delaware General

Corporation Law and are effective and in full force and effect; the Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance on the Nasdaq Global Market (“NASDAQ”);
     (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Shares to be sold by it as contemplated herein;
     (f) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a “Material Adverse Effect”), which jurisdictions are listed on Schedule C attached hereto;
     (g) the Company has no subsidiaries (as defined under the Act) other than Omrix Biopharmaceuticals S.A., Omrix Biopharmaceuticals Ltd. and Biopex Ltd. (collectively, the “Subsidiaries”); the Company directly or indirectly owns all of the issued and outstanding capital stock of each of the Subsidiaries; except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus, other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, other than 212,866 shares of common stock of Symphony Medical Inc.; complete and correct copies of the certificates of incorporation and the bylaws of the Company and each Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made on or before the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus, are owned by the

Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;
     (h) the Shares to be sold by the Company as contemplated herein have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares to be sold by the Company as contemplated herein, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party; the Shares to be sold by the Selling Stockholders as contemplated herein have been duly and validly authorized and issued and are and, after they are delivered against payment therefor as provided herein, will be fully paid, non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares to be sold by the Selling Stockholders as contemplated herein are and, after they are delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party;
     (i) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus; the certificates for the Shares are in due and proper form; and the holders of the Shares will not be subject to personal liability solely by reason of being such holders;
     (j) this Agreement has been duly authorized, executed and delivered by the Company;
     (k) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any regulatory organization having jurisdiction over the Company or its business (including, without limitation, the rules and regulations of the NASDAQ), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except, with respect to clauses (B), (C), (D) or (E), where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect;
     (l) the execution, delivery and performance of this Agreement, the issuance and sale of the Shares to be sold by the Company pursuant hereto, the sale of the Shares to be sold by the Selling Stockholders pursuant hereto and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties;
     (m) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), is required in connection with the issuance and sale of the Shares to be sold by the Company pursuant hereto, the sale of the Shares to be sold by the Selling Stockholders pursuant hereto or the consummation of the transactions contemplated hereby other than registration of the Shares under the Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASDAQ or the National Association of Securities Dealers, Inc. (the “NASD”);
     (n) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;
     (o) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (p) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, properties, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;
     (q) there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect;
     (r) each of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global and Ziv Haft, a BDO member firm, whose reports on the consolidated financial statements of the Company and the Subsidiaries are included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and Permitted Free Writing Prospectuses, if applicable, is an independent registered public accounting firm as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (s) the financial statements included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and there are no disclosures in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission);
     (t) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or material adverse change in the outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;
     (u) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), (i) in the form set forth as Exhibit A-1 hereto, of each Selling Stockholder and (i) in the form set forth as Exhibit A-2 hereto, of each of its directors and officers who is not a Selling Stockholder;
     (v) neither the Company nor any Subsidiary is, and, solely after giving effect to the offering and sale of the Shares and the application of the proceeds therefrom as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, neither of them will be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (w) the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being owned by each of them, and except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

     (x) (i) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses (including the commercialization of products or services described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as under development) (collectively, “Intellectual Property”), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect; (ii) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (iii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as under development, infringe or violate, any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vii) except as would not have, individually or in the aggregate, a Material Adverse Effect, the Company and the Subsidiaries have complied with the terms of any agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and to the Company’s knowledge, all such agreements are in full force and effect; (viii) to the Company’s knowledge, and except as would not have, individually or in the aggregate, a Material Adverse Effect, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that adversely affects the validity, enforceability or scope of any of the Intellectual Property; (ix) to the Company’s knowledge, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office; and (x) the product candidates described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as under development by the Company or any Subsidiary fall within the scope of the Intellectual Property owned by, or exclusively licensed to, the Company or any Subsidiary;
     (y) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;
     (z) the Company and the Subsidiaries and their properties, assets and operations each is in compliance with, and holds all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);
     (aa) in the ordinary course of its business, the Company evaluates the effect of the Environmental Laws on the Company’s and the Subsidiaries’ business, operations and properties and the associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);
     (bb) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed (within time limit extensions permitted by the relevant tax authorities), and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided and except where the failure to file such returns or to pay such taxes would not, individually or in the aggregate, have a Material Adverse Effect;
     (cc) the Company maintains insurance covering the Company’s and each of the Subsidiaries’ respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;
     (dd) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement, the Preliminary Prospectuses and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;
     (ee) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;
     (ff) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

     (gg) the Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; and since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NASDAQ promulgated thereunder;
     (hh) all statistical or market-related data included in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;
     (ii) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;
     (jj) to the Company’s knowledge, the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;
     (kk) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;
     (ll) the preclinical tests and clinical trials conducted by or on behalf of the Company that are described in, or the results of which are referred to in, the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls filed with the appropriate regulatory authorities for each such test or trial, as the case may be; the description of the results of such tests and trials contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus are accurate in all material respects and fairly present the data derived from such tests and trials, and the Company and the Subsidiaries have no knowledge of any other published or otherwise publicly available studies or tests the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus; neither the Company nor any Subsidiaries has received any notices or other correspondence from the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency requiring the termination, suspension or material modification of any clinical trials conducted by or on behalf of the Company that are described in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus; and the Company and the Subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the U.S. Food and Drug Administration and comparable foreign drug or medical device regulatory agencies outside of the United States;
     (mm) the issuance and sale of the Shares to be sold by the Company and the sale of the Shares to be sold by the Selling Stockholders as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

     (nn) the Company has not received any notice from the NASDAQ regarding the delisting of the Common Stock from the NASDAQ;
     (oo) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;
     (pp) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (qq) to the Company’s knowledge, there are no affiliations or associations between (i) any member of the NASD and (ii) the Company or any of the Company’s officers, directors, 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectuses and the Prospectus; and
     (rr) the Company has no knowledge after appropriate inquiry, and has no reason to believe, that any directors or officers of the Company, or any other employees who, to the Company’s knowledge, was aware of the proposed offering of the Shares, was the source of the information in the Globes [online] news article covering the Company on November 30, 2006.
     In addition, any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
     4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly with the other Selling Stockholders, represents and warrants to each of the Underwriters that:
     (a) such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus;
     (b) neither the execution, delivery and performance of this Agreement [or the Custody Agreement or Power of Attorney to which such Selling Stockholder is a party] nor the sale by such Selling Stockholder of the Shares to be sold by such Selling Stockholder pursuant to this Agreement nor the consummation of the transactions contemplated hereby or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) if such Selling Stockholder is not an individual, the charter or bylaws or other organizational instruments of such Selling Stockholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ), or (v) any decree, judgment or order applicable to such Selling Stockholder or any of its properties, except, in the case of clauses (ii), (iii), (iv) and (v) above, for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated herein.
     (c) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), is required in connection with the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement or the consummation by such Selling Stockholder of the transactions contemplated hereby [or by the Custody Agreement or Power of Attorney to which such Selling Stockholder is a party] other than (i) registration of the Shares under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or (iii) under the Conduct Rules of the NASD;
     (d) neither such Selling Stockholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (e) there are no affiliations or associations between any member of the NASD and such Selling Stockholder, except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; none of the proceeds received by such Selling Stockholder from the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement will be paid to a member of the NASD or any affiliate of (or person “associated with,” as such terms are used in the Rules of the NASD) such member;
     (f) such Selling Stockholder now is and, at the time of delivery of such Shares (whether the time of purchase or any additional time of purchase, as the case may be),

will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement; at the time of delivery of such Shares, the Shares shall be free of (i) any security interest, pledge, mortgage, deed of trust, hypothecation, lien (including tax liens and, if the Selling Stockholder is an entity, environmental liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, (ii) interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect) and (iii) any purchase option, call or similar right of a third person;
     (g) such Selling Stockholder has and, at the time of delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement [and a Custody Agreement (as defined below) and to execute a Power of Attorney], (ii) sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Stockholder herein;
     (h) this Agreement has been duly authorized, executed and delivered by [or on behalf of] each Selling Stockholder;
     (i) [the custody agreement (the “Custody Agreement”), dated [a recent date before the pricing date], between [___], as custodian (the “Custodian”), and such Selling Stockholder and the Power of Attorney [“to which such Selling Stockholder is a party”] have each been duly executed and delivered by (or, in the case of this Agreement, on behalf of) such Selling Stockholder, and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms];
     (j) the sale of the Shares to be sold by such Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company or any Subsidiary which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;
     (k) at the time of purchase and each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Stockholder, and all laws imposing such taxes will be fully complied with;
     (l) [pursuant to the Custody Agreement to which such Selling Stockholder is a party, certificates in negotiable form for the Shares to be sold by such Selling Stockholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Shares in accordance with this Agreement; such Selling Stockholder agrees that (i) such Shares represented by such certificates are for the benefit of, and coupled with and subject to the interest of the Underwriters, (ii) the arrangements made by such Selling Stockholder for custody and for the appointment of the Custodian and the Representatives of the Selling Stockholders by such Selling Stockholder are irrevocable, and (iii) the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Stockholder (or, if such Selling Stockholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Stockholder) or the occurrence of any other event (each, an “Event”); if an Event occurs before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Stockholder is a party, the Custody Agreement to which such Selling Stockholder is a party and this Agreement, and actions taken by the Custodian and the Representatives of the Selling Stockholders pursuant to such Power or Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Stockholders, or either of them, shall have received notice thereof]; and
     (m) the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus, together with the then most recent Preliminary Prospectus, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the

Selling Stockholder makes no representation or warranty with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;
     In addition, any certificate signed by any Selling Stockholder (or, with respect to any Selling Stockholder that is not an individual, any officer of such Selling Stockholder or of any of such Selling Stockholder’s subsidiaries) or by any Representative of the Selling Stockholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.
     5. Certain Covenants of the Company. The Company hereby agrees:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule) a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;
     (c) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective as soon as possible, and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);
     (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;
     (e) subject to Section 5(d) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and except as reasonably determined by Company counsel to be required by law, to file no such report, statement or document to which you shall reasonably object in writing; and to promptly notify you of such filing;
     (f) if necessary or appropriate, to file a registration statement pursuant to, and in accordance with, Rule 462(b) under the Act and pay the applicable fees in accordance with the Act;
     (g) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;
     (h) to make generally available to its security holders, and if not available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than March 15, 2008;
     (i) to furnish to you 5 copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters; provided, however, that the Company shall not be required to furnish any materials pursuant to this clause (i) if such materials are available on EDGAR;
     (j) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Sections 9(f) and 9(g) hereof;
     (k) to apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of proceeds” in the Prospectus;
     (l) to comply with Rule 433(d) and with Rule 433(g) under the Act;
     (m) beginning on the date hereof and ending on, and including, the date that is 90 days after the date hereof (the “Lock-Up Period”), without the prior written consent of UBS and Citigroup, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) except as required by law, publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the offer and sale of the Shares as contemplated by this Agreement, (B) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(m) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (n) prior to the time of purchase or any additional time of purchase, as the case may be, and except as reasonably determined by Company counsel to be required by law, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Shares, without your prior consent, which consent shall not be unreasonably withheld;
     (o) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;
     (p) the Company will not, and will cause its Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (q) at all times during the period in which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Company will not, and will cause its Subsidiaries not to, take, directly or indirectly, any action that would result in it or any Subsidiary to be, an “investment company” as such term is defined in the Investment Company Act;
     (r) to take all necessary actions to ensure that, upon and at all times during the period in which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, the Company and the Subsidiaries and their respective officers and directors, in their respective capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder;
     (s) to use its best efforts to cause the Shares to be listed on the NASDAQ and to maintain such listing for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and
     (t) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares.
     6. Certain Covenants of the Selling Stockholders. Each Selling Stockholder hereby agrees:
     (a) not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus;
     (b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (c) to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, of (i) any material change in the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole and (ii) any change in information in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, relating to such Selling Stockholder; and
     (d) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters [a Power of Attorney, Custody Agreement and] a Lock-Up Agreement.
     7. Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for listing on the NASDAQ, (vi) any filing for review of the public offering of the Shares by the NASD, including the disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company and such Selling Stockholder relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company or by such Selling Stockholder and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company’s and such Selling Stockholders’ other obligations hereunder. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and any Selling Stockholder may make for the sharing or allocation of such costs and expenses.
     8. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company, shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters for all of their reasonably incurred out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.
     9. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Stockholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each Selling Stockholder of its obligations hereunder and to the following additional conditions precedent:
     (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS and Citigroup, in the form set forth in Exhibit B hereto.
     (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Meitar Liquornik Geva & Leshem Brandwein, Israeli counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS and Citigroup, in the form set forth in Exhibit C hereto.
     (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Miller, Bolle & Partners Scrl, Belgian counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS and Citigroup, in the form set forth in Exhibit D hereto.
     (d) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, the opinions of each of Reinhold Cohn and Partners, von Kreisler Selting Werner and Jacobson Holman PLLC, special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS and Citigroup, in the forms set forth in Exhibit E hereto.
     (e) The Selling Stockholders shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Selling Stockholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to UBS and Citigroup, in the form set forth in Exhibit H hereto.
     (f) You shall have received from Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms approved by UBS and Citigroup, which letter shall cover, without limitation, the various financial disclosures, if any, contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and Permitted Free Writing Prospectuses, if any.
     (g) You shall have received from Ziv Haft, a BDO member firm, letters dated, respectively, the date of this Agreement and the time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms approved by UBS and Citigroup, which letter shall cover, without limitation, the various financial disclosures, if any, contained in the Registration Statement, the Preliminary Prospectus and the Prospectus.

     (h) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS and Citigroup.
     (i) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.
     (j) The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).
     (k) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (l) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit F hereto.
     (m) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Operating Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit G hereto.
     (n) The Selling Stockholders will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate signed by [a Representative of] the Selling Stockholders, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit I hereto.
     (o) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof.
     (p) The Company and each Selling Stockholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.
     (q) The Company will have taken all actions, made all filings and received all consents or other authorizations required by NASDAQ in connection with the offer and sale of the Shares as contemplated herein.
     (r) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
     (s) [Each Selling Stockholder shall have delivered to you a duly executed Power of Attorney and a duly executed Custody Agreement, in each case in form and substance satisfactory to UBS and Citigroup.]
     10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS and Citigroup, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the sole judgment of UBS and Citigroup, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (y) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v), in the sole judgment of UBS and Citigroup, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.
     If UBS and Citigroup elect to terminate this Agreement as provided in this Section 10, the Company, the Selling Stockholders and each other Underwriter shall be notified promptly in writing.
     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Stockholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof, and the Underwriters shall be under no obligation or liability to the Company or any Selling Stockholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.
     11. Increase in Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A hereto.
     Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each Selling Stockholder agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).
     If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
     The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.
     If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or any Selling Stockholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or any Selling Stockholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     12. Indemnity and Contribution.
     (a) The Company and each Selling Stockholder, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and “affiliates” (within the meaning of Rule 405 under the Act), and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
In making a claim against the Company or any Selling Stockholder for indemnification under this Section 12, any indemnified party shall (i) proceed first against the Company and (ii) proceed against such Selling Stockholder only if (A) the Company fails to perform in any material respect its obligations under this Section 12 for a period of 30 days, (B) such indemnified party provides notice of such failure to the Selling Stockholder and (C) for a period of 30 days after the giving of such notice the Company does not achieve compliance in all material respects with its obligations under this Section 12. The Company shall not, by reason of any claim made by an indemnified party against such Selling Stockholder, be thereby relieved of its obligations hereunder, and any indemnified party shall be entitled to continue to pursue its claims against the Company despite the fact that it has also made a claim against such Selling Stockholder under this Section 12. If an indemnified party has made a claim against such Selling Stockholder pursuant to this Section 12(a) and the Company subsequently performs its obligations hereunder, such indemnified party shall then proceed against the Company, provided, however, such Selling Stockholder shall not be relieved of its obligations hereunder and such indemnified person may proceed against such Selling Stockholder if the conditions in clauses (A), (B) and (C) of this paragraph are met.
     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, a Selling Stockholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling Stockholder, by such Selling Stockholder or by a Representative of the Selling Stockholders) in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the indemnifying party may employ counsel and participate in the defense thereof, provided that the fees and expenses of such counsel shall be at the expense of such indemnifying party), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is a Selling Stockholder, without the written consent of either such Selling Stockholder or a Representative of the Selling Stockholders) but, if settled with its written consent (or, in the case such indemnifying party is a Selling Stockholder, with the written consent of such Selling Stockholder or of a Representative of the Selling Stockholders), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Stockholder, requested such Selling Stockholder or any Representative of the Selling Stockholders) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Stockholder, receipt by such Selling Stockholder or by any Representative of the Selling Stockholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling Stockholder, given such Selling Stockholder or any Representative of the Selling Stockholders) at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Stockholder, the prior written consent of such Selling Stockholder or of any Representative of the Selling Stockholders), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a) or (b), respectively, of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint. Notwithstanding the foregoing, no Selling Stockholder shall be obligated to make contributions hereunder which in the aggregate exceed the amount for which such Selling Stockholder would have been liable pursuant to subsection (a), as limited by subsection (g), of this Section 11 had indemnification been available thereunder.
     (f) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Stockholders, their respective directors or officers or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange

Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares to be sold by the Company pursuant hereto and the delivery of the Shares to be sold by the Selling Stockholders pursuant hereto. The Company, the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or a Selling Stockholder, against any of their officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
     (g) The liability of each Selling Stockholder under the Selling Stockholders’ representations and warranties contained in Section 4 hereof and under the indemnity and contribution agreements contained in this Section 12 shall be limited to an amount equal to the public offering price, net of underwriting discounts, received by such Selling Stockholder in connection with the sale of Shares by such Selling Stockholder.
     13. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus, and the seventh paragraph and the section entitled “Price stabilization, short positions,” under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 12 hereof.
     14. No Fiduciary Relationship. The Company and the Selling Stockholders each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company and the Selling Stockholders each further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company or any Selling Stockholder, their respective management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or any Selling Stockholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Stockholders each hereby confirm their understanding and agreement to that effect. The Company, the Selling Stockholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or any Selling Stockholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or any Selling Stockholder. The Company, the Selling Stockholders and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company and the Selling Stockholders and no Underwriter has assumed, and no Underwriter will assume, any advisory responsibility in favor of the Company or any Selling Stockholder with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters). The Company and the Selling Stockholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Stockholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company or any Selling Stockholder in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     15. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attention: Syndicate Department, Facsimile No.: (212) 713-3460 and to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel, Facsimile No.: (212) 816-7912 and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at 630 Fifth Avenue, 22nd Floor, New York, New York 10011, Facsimile No.: (212) 887-6550, Attention: Robert Taub, President and Chief Executive Officer, and, if to any Selling Stockholders, shall be sufficient in all respects if delivered or sent to any Representatives of the Selling Stockholders, c/o the Company at 630 Fifth Avenue, 22nd Floor, New York, New York 10011, Facsimile No.: (212) 887-6550, Attention: Robert Taub, President and Chief Executive Officer.
     16. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     17. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and each of the Selling Stockholders consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each Selling Stockholder (on its behalf and, in the case such Selling Stockholder is not an individual, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and each of the Selling Stockholders agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Stockholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling Stockholder is or may be subject, by suit upon such judgment.

     18. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Selling Stockholders and to the extent provided in Section 12 hereof the controlling persons, partners, directors, officers and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     19. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     20. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and each of the Selling Stockholders and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s, any Selling Stockholder and any of the Underwriters’ respective businesses and/or assets.
     21. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

     If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

Very truly yours, Omrix Biopharmaceuticals, Inc.
By:
Name:
Title:

The Selling Stockholders named in Schedule D hereto

By:
Attorney-in-Fact

By:
Attorney-in-Fact

Accepted and agreed to as of the date
first above written, on behalf of
themselves and the other several
Underwriters named in Schedule A
UBS Securities LLC
Citigroup Global Markets Inc.
CIBC World Markets Corp.
Rodman & Renshaw, LLC
By: UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm Shares
UBS Securities LLC	[_______]
Citigroup Global Markets Inc.	[_______]
CIBC World Markets Corp.	[_______]
Rodman & Renshaw, LLC	[_______]

Total	[2,250,000]

SCHEDULE B-1
PERMITTED FREE WRITING PROSPECTUSES
1.	[___].

SCHEDULE B-2
ROAD SHOWS
     1. [___].

SCHEDULE C
QUALIFICATIONS OF THE COMPANY

Jurisdiction	Status
Delaware	Good standing
New York	Authorized to do business
Israel	Authorized to do business
Belgium	Good standing

SCHEDULE D

	Number of	Number of
	Firm Shares	Additional Shares
Company	[1,500,000]	[235,109]
Selling Stockholders
Robert Taub	[682,606]	[102,391]
Philippe Romagnoli	[67,394]	—

Total	[2,250,000]	[337,500]

EXHIBIT A-1
Lock-Up Agreement
_________ __, 2006
UBS Securities LLC
Citigroup Global Markets Inc.
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
     Ladies and Gentlemen:
     This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Omrix Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), the Selling Stockholder(s) named therein and you and the other underwriters (the “Underwriters”) named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).
     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Citigroup Global Markets Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such

A-1-1

securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters in the Offering; (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement; or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
     Notwithstanding anything herein to the contrary, the preceding paragraph shall not apply to the sale of Shares by any Selling Stockholder to the Underwriters pursuant to the Underwriting Agreement.
     In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Citigroup Global Markets Inc., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.
     Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.
     In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.
     The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

A-1-2

* * *

A-1-3

     If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly, Name:

A-1-4

EXHIBIT A-2
Lock-Up Agreement
_________ __, 2006
UBS Securities LLC
Citigroup Global Markets Inc.
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement
referred to herein
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
     Ladies and Gentlemen:
     This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Omrix Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), the Selling Stockholder(s) named therein and you and the other underwriters (the “Underwriters”) named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”).
     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Citigroup Global Markets Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable

A-2-1

     for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters in the Offering; (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement; (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement; or (d) the sale of such number of shares of Common Stock as to which written authorization shall have been provided in advance to the undersigned by the Company, provided that such sale pursuant to this clause (d) shall not occur prior to, and including, the date that is 70 days after the date of the final prospectus relating to the Offering and the aggregate number of shares of Common Stock sold pursuant to this clause (d), combined with the aggregate number of shares of Common Stock sold pursuant to the parallel clause (d) contained in all other lock-up agreements executed by officers and directors of the Company, who are not Selling Stockholders, in connection with the Offering, shall not exceed 250,000 shares. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
     In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Citigroup Global Markets Inc., make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.
     Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.
     In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.
     The undersigned hereby confirms that the undersigned has not, directly or

A-2-2

indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.
* * *

A-2-3

     If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly, Name:

A-2-4

EXHIBIT B
OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
1.	The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware.
2.	The Company has the status in the jurisdictions listed in Schedule I hereto as set forth in Schedule I.
3.	The Company has the corporate power and corporate authority to execute and deliver the Underwriting Agreement and to consummate the transactions contemplated thereby.
4.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.
5.	The execution and filing of the Certificate of Incorporation and the execution of the Bylaws have each been duly authorized by the Company and the Certificate of Incorporation has been filed with the Secretary of State of the State of Delaware.
6.	The execution and delivery by the Company of the Underwriting Agreement and the consummation of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) conflict with the Certificate of Incorporation or Bylaws, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.
7.	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement by the Company or the consummation of the transactions contemplated thereby.
8.	To our knowledge, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is subject that are required to be disclosed in the Prospectus pursuant to Item 103 of Regulation S-K of the Rules and Regulations that are not so disclosed.
9.	The Securities have been duly authorized by the Company and, when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and free and clear of any preemptive rights or any similar rights arising under the DGCL, the Certificate of Incorporation or Bylaws or any Applicable Contract.

10.	The Company has authorized capitalization as set forth in the Preliminary Prospectus and the Prospectus and the authorized capital stock of the Company, including the Securities, conforms as to legal matters to the description thereof contained in the Preliminary Prospectus and the Prospectus. The [___] shares of Common Stock shown by the Company’s stock record books as being issued and outstanding immediately prior to the date hereof have been duly authorized and are validly issued and are fully paid and nonassessable, and free and clear of any preemptive rights or any similar rights arising under the Company’s Certificate of Incorporation or Bylaws, the DGCL or under any Applicable Contract.
11.	The form of certificate used to evidence the Common Stock complies in all material respects with the applicable requirements of the Certificate of Incorporation and Bylaws, the DGCL and the Nasdaq Global Market.
12.	The statements in the Preliminary Prospectus and the Prospectus under the captions [(i) “Business — Material Agreements,” to the extent governed by laws of the state of New York, (ii) “Management — Employment agreements,” to the extent governed by laws of the state of New York, (iii) “Management — Limitations on liability and indemnification of directors and officers” and Item 14 of the Registration Statement, insofar as such statements purport to summarize certain provisions of the DGCL, the Certificate of Incorporation and the Bylaws, and (iv) “Underwriting” and “Description of capital stock,”] insofar as such statements purport to summarize certain provisions of the Underwriting Agreement and the Securities, respectively, fairly summarize such provisions in all material respects.
13.	To our knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations which have not been filed as required.
14.	Except as described in the Preliminary Prospectus and the Prospectus under [“Risk factors—Risks related to this offering and our common stock—Future sales of our common stock may cause the market price of our common stock to fall,” “Shares eligible for future sale—Registration rights” and “Description of capital stock— Registration rights,”] no holders of Common Stock or other equity securities of the Company have rights under any Applicable Contract to require the Company to effect the registration of the resale thereof under the Securities Act or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.
15.	The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940.
16.	Under current United States federal income tax law, although the discussion set forth in the Preliminary Prospectus and the Prospectus under the caption “Certain U.S. federal income and estate tax consequences to non-U.S. holders” does not purport to summarize all possible United States federal income and estate tax consequences relating to the acquisition, ownership and disposition of the Securities by non-U.S. holders, such discussion fairly summarizes, in all material respects, the United States federal income and estate tax consequences of the acquisition, ownership and disposition of the Securities by non-U.S. holders.
     In addition, we have participated in conferences with officers and other representatives of the Company, Meitar Liquornik Geva & Leshem Brandwein, Israeli counsel for the Company, representatives of the independent accountants of the Company and you and Dewey Ballantine LLP, your counsel, at which the contents of the Registration Statement, the Prospectus, the General Disclosure Package (as defined below) and related matters were discussed. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the General Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in paragraph 12 of our opinion to you dated the date hereof).
     On the basis of the foregoing, (i) the Registration Statement, at the time it became effective, the Preliminary Prospectus and the Prospectus, each as of its respective date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, including, in the case of the Preliminary Prospectus, Rule 430 of the Rules and Regulations (except that in each case we do not express any view as to the financial statements, financial schedules and other financial information derived therefrom, included therein or excluded therefrom), and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, financial schedules and other financial information derived therefrom, included therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that documents included in the General Disclosure Package, all considered together, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, financial schedules and other financial information derived therefrom, included therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement).
     As used herein, “Applicable Time” means [___], Eastern time, on [___] and “General Disclosure Package” means [the Preliminary Prospectus and the Permitted Free Writing Prospectus], considered together.
     In addition, based on the foregoing, we confirm to you that the Prospectus has been filed with the SEC within the time period required by Rule 424 of the Rules and Regulations, and the Permitted Free Writing Prospectus has been filed with the SEC pursuant to Rule 433 of the Rules and Regulations.

EXHIBIT C
OPINION OF MEITAR LIQUORNIK GEVA & LESHEM BRANDWEIN
1.	Each of the Israeli Subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus.
2.	All of the outstanding shares of capital stock of each of the Israeli Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, are owned by the Company, in each case, except as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, subject to no security interest, other encumbrance or adverse claim; and to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Israeli Subsidiaries are outstanding.
3.	No consent, approval, authorization, order, registration or qualification of any Israeli court or governmental agency or body is required to be obtained by the Company for the issue and sale of the Shares.
4.	The execution, delivery and performance of the Underwriting Agreement by the Company, the issuance and sale of the Shares to be sold by the Company pursuant to the Underwriting Agreement, the sale of the Shares to be sold by the Selling Stockholders pursuant to the Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of any Israeli Subsidiary pursuant to) (i) the memorandum or articles of association of any of the Israeli Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which any of the Israeli Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (iii) any Israeli law, regulation or rule, or (iv) any decree, judgment or order of an Israeli court applicable to any of the Israeli Subsidiaries or any of their respective properties.
5.	To our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any Israeli authority or agency.

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6.	The statements set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus under the headings [“Risk factors — Risks related to our operations in Israel — The Israeli government programs and tax benefits in which we have participated...,” “Management’s discussion and analysis of financial condition and results of operations — Corporate taxation,” “Business — Material agreements,” “Business — Employees” and “Management — Employee benefit plans — The 2005 Equity Incentive Plan for Israeli Employees,”] insofar as they purport to describe the provisions of Israeli laws, rules or regulations (except that in each case, no opinion is given as to the financial statements and schedules, and other financial data derived therefrom, included in the Registration Statement, the Preliminary Prospectus and the Prospectus), have been reviewed by us and fairly and accurately describe the provisions purported to be summarized therein and documents referred to therein, and are accurate, complete and fair.
7.	We have participated in certain conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Selling Stockholders and representatives of the Underwriters at which the contents of the Registration Statement, the Preliminary Prospectus and the Prospectus were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus or the Prospectus (except as and to the extent stated in subparagraph 6 above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that (1) the Registration Statement (except for financial statements included therein, as to which we express no belief), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (2) the Prospectus (except for financial statements included in the Prospectus, as to which we express no belief), as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Final Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used herein, (A) “Final Disclosure Package” means the Preliminary Prospectus together with the Permitted Free Writing Prospectus, and (B) “Applicable Time” means [___]., New York City time, on [___].

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EXHIBIT D
OPINION OF MILLER, BOLLE & PARTNERS SCRL
1.	Omrix Biopharmaceuticals SA (the “Belgian Subsidiary”) is a corporation duly organized, validly existing and in good standing under the laws of Belgium and duly qualified to do business in Belgium.
2.	The Belgian Subsidiary is registered under company’s registration number 0455.883.073 and its registered address is Belgium, 1180 Brussels, avenue Blucher 63.
3.	The Belgian Subsidiary has full corporate power and authority to own, lease and operate its properties and to conduct its business according to its articles of incorporation.
4.	All of the outstanding shares of the capital of the Belgian Subsidiary have been duly authorized and validly issued and are fully paid.
5.	The shareholders of the Belgian Subsidiary are:

Shareholders	Number of shares
Omrix Biopharmaceuticals Inc., 1209 Orange Street, Wilmington, Delaware, USA,	5,999,999

MINV SA, Avenue Louise, 140, bte 2, 1050 Brussels, Belgium	1

Total	6,000,000

6.	To our knowledge, no options, warrants, or other rights to purchase, agreements, or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests are outstanding in the Belgian Subsidiary.
7.	We have not been engaged to give substantive attention to any material threatened or pending litigation to which the Belgian Subsidiary is a party. We are not aware of any judgments, arrangements or compromise agreements as may have been awarded or reached to which the Belgian Subsidiary is a party from the beginning of the fiscal year up to the date of this letter. We are not aware of any unasserted possible claims or assessments that require disclosure.

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EXHIBIT E-1
OPINION OF REINHOLD COHN AND PARTNERS
1.	We serve as special counsel to the Company with respect to certain patents and proprietary rights.
2.	(a) The statements included in the Registration Statement, the Preliminary Prospectus or the Prospectus under the captions [“Risk factors — Risks related to our intellectual property” and “Business — Intellectual property”] (collectively, the “Intellectual Property Information”) are to our knowledge, and subject to sub-section (b) hereunder, accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that the Intellectual Property Information included in the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Intellectual Property Information included in the Preliminary Prospectus and any Permitted Free Writing Prospectus attached hereto as Annex A (each, a “Permitted Free Writing Prospectus”), considered together, as of [___], New York City time, on [___], or the Prospectus, as of its date or the date hereof, included or include an untrue statement of material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(b) As of [___], we handle for the company a total of [1] U.S. patent and [2] U.S. patent applications related to some aspects of the Company’s protein purification technology and design or use of its products. In addition, we also handle, as of that date, [3] patents and [6] patent applications in countries/jurisdictions outside the US related to this technology. Our opinion under (a) applies only to these patent cases.
3.	To our knowledge, (i) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or materials of the Company or any of the Subsidiaries, and (ii) no such proceedings are threatened or contemplated by governmental authorities or others.
4.	We do not know of any contracts or other documents, relating to the patents, trade secrets, trademarks, service marks or other proprietary information or materials of the Company or any of the Subsidiaries that is of a character required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as required.
5.	To our knowledge, (i) neither the Company nor any of the Subsidiaries is infringing or otherwise violating, and, upon the commercialization and sale of the product candidates of the Company described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, neither of them would infringe or otherwise violate, any patents, trade secrets, trademarks, service marks, copyrights or other

E.1-1

proprietary information or materials of others, and we are unaware of any facts which would form a reasonable basis for a claim of any such infringement, and (ii) there are no infringements by others of any of the patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or materials of the Company or any of the Subsidiaries, and we are unaware of any facts which would form a reasonable basis for a claim of any such infringement.
6.	We have no knowledge of any facts which would preclude the Company or any of the Subsidiaries from having valid license rights or clear title to the patents referenced in Section 2(b) herein; we have no knowledge that the Company or any of the Subsidiaries lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets that are, or would be, necessary to conduct the business now conducted or proposed to be conducted by the Company or the Subsidiaries as described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus; and we are unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the patents referenced in Section 2(b) herein and other material intellectual property and assets of the Company or any of the Subsidiaries.
7.	We are not aware of any fact with respect to the patent applications of the Company referenced in Section 2(b) herein that (i) would preclude the issuance of patents with respect to such applications, (ii) would lead us to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations or (iii) would result in a third party having any rights in any patents issuing from such patent applications.

E.1-2

EXHIBIT E-2
OPINION OF VON KREISLER SELTING WERNER
1.	We serve as special counsel to the Company with respect to certain patents and proprietary rights.
2.	(a) The statements included in the Registration Statement, the Preliminary Prospectus or the Prospectus under the captions [“Risk factors — Risks related to our intellectual property” and “Business — Intellectual property”] (collectively, the “Intellectual Property Information”) are to our knowledge, and subject to sub-section (b) hereunder, accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that the Intellectual Property Information included in the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Intellectual Property Information included in the Preliminary Prospectus and any Permitted Free Writing Prospectus attached hereto as Annex A (each, a “Permitted Free Writing Prospectus”), considered together, as of [___], New York City time, on [___], or the Prospectus, as its date or the date hereof, included or includes an untrue statement of material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(b) As of [___], we handle for the company a total of [104] patents and patent applications including [11] U.S. patents and [2] U.S. applications. Our opinion under (a) applies only to patent cases in the territory of the Contracting States of the European Patent Convention.
3.	To our knowledge, except as set forth in Schedule A hereto, (i) there are no legal or governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or materials of the Company or any of the Subsidiaries, and (ii) no such proceedings are threatened or contemplated by governmental authorities or others.
4.	We do not know of any contracts or other documents, relating to the patents, trade secrets, trademarks, service marks or other proprietary information or materials of the Company or any of the Subsidiaries that is of a character required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been so described or filed as required.
5.	To our knowledge, in the territory of the Contacting States of the European Patent Convention, (i) neither the Company nor any of the Subsidiaries is infringing or otherwise violating, and, upon the commercialization and sale of the product candidates of the Company described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, neither of them would infringe or otherwise violate, any patents, trade secrets, trademarks, service marks, copyrights or other proprietary

E.2-1

information or materials of others, and we are unaware of any facts which would form a reasonable basis for a claim of any such infringement, and (ii) there are no infringements by others of any of the patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or materials of the Company or any of the Subsidiaries, and we are unaware of any facts which would form a reasonable basis for a claim of any such infringement.
6.	We have no knowledge of any facts which would preclude the Company or any of the Subsidiaries from having valid license rights or clear title to the patents referenced to in Section 2(b) herein; we have no knowledge that the Company or any of the Subsidiaries lacks or will be unable to obtain any rights or licenses to use all patents and other material intangible property and assets that are, or would be, necessary to conduct the business now conducted or proposed to be conducted by the Company or the Subsidiaries as described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, except as described in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus; and we are unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the patents referenced in said Section 2(b) and other material intellectual property and assets of the Company or any of the Subsidiaries.
7.	We are not aware of any fact with respect to the patent applications of the Company referenced in Section 2(b) herein that (i) would preclude the issuance of patents with respect to such applications, (ii) would lead us to conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations or (iii) would result in a third party having any rights in any patents issuing from such patent applications.

E.2-2

EXHIBIT E-3
OPINION OF JACOBSON HOLMAN, PLLC
1.	Insofar as the Intellectual Property Statements constitute summaries of documents or legal proceedings or refer to matters of law or legal conclusions, they are accurate and complete in all material respects and present fairly the information purported to be shown; nothing has come to our attention that causes us to believe that (i) the Intellectual Property Statements included in the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Intellectual Property Statements included in the Preliminary Prospectus and any Permitted Free Writing Prospectus attached hereto as Annex A (each, a “Permitted Free Writing Prospectus”), considered together, as of [___], New York City time, on [___], included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Intellectual Property Statements included in the Prospectus, as of the date of the Prospectus or the date hereof, included or include an untrue statement of a material fact or omitted or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
2.	To our knowledge, (i) there are no legal or governmental proceedings pending relating to the subject patents and patent applications, and (ii) no such proceedings are threatened or contemplated by governmental authorities or others.
3.	To our knowledge, (i) Omrix is not infringing or otherwise violating, and, upon the commercialization and sale of the product candidates of the Company described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, would not infringe or otherwise violate, any patents of others, and we are unaware of any facts which would form a reasonable basis for a claim of any such infringement, and (ii) there are no infringements by others of any of the subject patents and patent applications, and we are unaware of any facts which would form a reasonable basis for a claim of any such infringement.
4.	We have no knowledge of any facts which would preclude Omrix from having valid license rights or clear title to the subject patents and patent applications; we have no knowledge that Omrix lacks or will be unable to obtain any rights or licenses to use the subject patents and patent applications, or would be, necessary to conduct the business now conducted or proposed to be conducted by Omrix as described in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus; and we are unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the subject patents and patent applications.
1.	We are not aware of any fact with respect to the subject patent applications that (i) would preclude the issuance of patents with respect to such applications, (ii) would lead us to

E.3-1

conclude that such patents, when issued, would not be valid and enforceable in accordance with applicable regulations or (iii) would result in a third party having any rights in any patents issuing from such patent applications.

E-3-2

EXHIBIT F
OFFICERS’ CERTIFICATE
     Each of the undersigned, Robert Taub, President and Chief Executive Officer of Omrix Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), and Michael Burshtine, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 9(l) of that certain Underwriting Agreement dated [___] (the “Underwriting Agreement”) among the Company, the Selling Stockholders named therein and UBS Securities LLC, Citigroup Global Markets Inc., CIBC World Markets Corp. and Rodman & Renshaw, LLC, on behalf of the several Underwriters named therein, that as of [___]:
1.	He has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.
2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.
3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
4.	The conditions set forth in paragraph (k) of Section 9 of the Underwriting Agreement have been met.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
     In Witness Whereof, the undersigned have hereunto set their hands on this [___] day of [___].

Name: Robert Taub Title: President and Chief Executive Officer

Name: Michael Burshtine Title: Chief Financial Officer

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EXHIBIT G
OFFICER’S CERTIFICATE
     The undersigned, Nissim Mashiach, Chief Operating Officer of Omrix Biopharmaceuticals, Inc., a Delaware corporation (the “Company”), as an officer of the Company and not in his personal capacity, hereby certifies pursuant to Section 9(m) of that certain Underwriting Agreement dated [___] (the “Underwriting Agreement”) among the Company, the Selling Stockholders named therein and UBS Securities LLC, Citigroup Global Markets Inc., CIBC World Markets Corp. and Rodman & Renshaw, LLC, on behalf of the several Underwriters named therein, that as of [___]:
     1. I have reviewed the items circled on Schedule A attached hereto.
     2. To my knowledge, the items circled on Schedule A are correct in all material respects.
     In Witness Whereof, the undersigned has executed this Officer’s Certificate of the Company as of the date first written above.

Name: Nissim Mashiach Title: Chief Operating Officer

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EXHIBIT H
OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
1.	The Underwriting Agreement has been duly [authorized], executed and delivered by or on behalf of each Selling Stockholder.
2.	[Each Custody Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder; each of the Custody Agreements and the Powers of Attorney is a legal, valid and binding agreement of each Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms.]
3.	The execution and delivery by or on behalf of each Selling Stockholder of the Underwriting Agreement [or the Custody Agreement or Power of Attorney to which such Selling Stockholder is a party] and the consummation by each Selling Stockholder of the transactions contemplated thereby, including the sale of the Shares, will not [(i) if such Selling Stockholder is not an individual, conflict with the charter or bylaws or [insert other organizational instruments] of such Selling Stockholder], (ii) constitute a violation of, or a breach under, the terms of the Investor Rights Agreement or (iii) violate or conflict with, or result in any contravention of, any Applicable Law or any Applicable Order.
4.	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required for the execution or delivery of the Underwriting Agreement by each Selling Stockholder or the consummation by each Selling Stockholder of the transactions contemplated thereby.
5.	[Each Selling Stockholder has full legal right and power, and has obtained all authorization and approval required by law (other than those imposed by the Act and state securities or blue sky laws), to execute and perform its obligations under the Underwriting Agreement and the Custody Agreement and Power of Attorney to which such Selling Stockholder is a party and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in the Underwriting Agreement.]
6.	An action based on an adverse claim to the financial asset consisting of the [750,000] Shares deposited in or held by the Depository Trust Company (“DTC”), whether such action is framed in conversion, replevin, constructive trust, equitable lien, or other theory, may not be asserted successfully against UBS Securities LLC (“UBS”) assuming that UBS acquires security entitlements with respect to such Shares from DTC and none of the Underwriters has any notice of any adverse claims with respect to such financial asset.
7.	[Each of the Representatives of the Selling Stockholders has been duly authorized by each Selling Stockholder to execute and deliver on behalf of such Selling Stockholder the Underwriting Agreement and any and all other documents necessary or desirable in connection with the transactions contemplated thereby and to deliver the Shares to be sold by such Selling Stockholder.]

H-1

EXHIBIT I
CERTIFICATE OF A REPRESENTATIVE OF THE SELLING STOCKHOLDERS
     The undersigned, [___], on behalf of each Selling Stockholder (as defined in the Underwriting Agreement referred to below), does hereby certify pursuant to Section 9(n) of that certain Underwriting Agreement dated [pricing date] (the “Underwriting Agreement”) among the Company, the Selling Stockholders named therein, and the Underwriters named therein, and pursuant to the Powers of Attorney (as defined in the Underwriting Agreement), that as of [date]:
1.	Each Selling Stockholder has reviewed the Registration Statement, each Preliminary Prospectus, the Prospectus and each Permitted Free Writing Prospectus.
2.	The representations and warranties of each Selling Stockholder as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.
3.	Each Selling Stockholder has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.
     In Witness Whereof, the undersigned has hereunto set his hand on this [date] on behalf of each Selling Stockholder.

The Selling Stockholders named in Schedule D to the Underwriting Agreement

By:	[representative], Attorney-in-Fact

Name: Title:

I-1